UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): JANUARY 28, 2008

AMERICAN MORTGAGE ACCEPTANCE COMPANY
(Exact Name of Registrant as Specified in Its Charter)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

0-23972	13-6972380
(Commission File Number)	(IRS Employer Identification No.)

625 Madison Avenue, New York, NY 10022
(Address of Principal Executive Offices)	(Zip Code)

212-317-5700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 28, 2008, the board of trustees of American Mortgage Acceptance Company (the “Registrant”) approved amendment No. 4 (the “Amendment”) to the Amended and Restated Bylaws (the “Bylaws”) of the Registrant to clarify provisions of the Bylaws regarding affiliate transactions.  The Amendment is attached to this Current Report as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a).          Financial Statements

Not Applicable.

(b).          Pro Forma Financial Information

Not Applicable.

(c).          Exhibits

Exhibit 3.1 Amendment No. 4 to the Amended and Restated Bylaws of American Mortgage Acceptance Company

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN MORTGAGE ACCEPTANCE COMPANY
(Registrant)

January 29, 2008	By:	/s/ Robert L. Levy
		Name:	Robert L. Levy
		Title:	Chief Financial Officer